UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 14, 2005

                                  CKRUSH, INC.
             (Exact name of Registrant as specified in its charter)


          Delaware                        0-25563              65-0648808
(State or other jurisdiction of      (Commission File        (IRS Employer
incorporation or organization)            Number)          Identification No.)

1414 Avenue of the Americas, Suite 406
New York, New York                                                  10019
(Address of principal executive offices)                          (Zip Code)

                                 (212) 755-1944
              (Registrant's telephone number, including area code)

                         CEDRIC KUSHNER PROMOTIONS, INC.
             (Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.  OTHER EVENTS.

     On December 14, 2005, the registrant's name was changed to Ckrush, Inc. pursuant to a statutory merger with its wholly-owned subsidiary having the same name. Pursuant to Delaware corporate law the registrant had the authority to change its name in the Certificate of Ownership and Merger and accomplished both the merger and the name change pursuant to the authorization of its Board of Directors. In addition, the registrant's trading symbol has been changed to CKRH.PK, effective December 27, 2005.


ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

     (c) Exhibits.

Exhibit Number             Description
--------------             -------------
      3                    Certificate of Ownership and Merger


                                    SIGNATURE
                                    ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated:  December 23, 2005                   CKRUSH, INC.
                                            (Registrant)



                                        By:  /s/ James DiLorenzo
                                             -------------------
                                             James DiLorenzo
                                             Executive Vice President